Exhibit 10.2

AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT dated as of October 9, 2012 (this “Agreement”), to the CREDIT AGREEMENT dated as of February 14, 2011, as amended by Amendment No. 1 and Incremental Term Loan Assumption Agreement dated as of February 15, 2012 (the “Credit Agreement”), among TRANSDIGM INC., a Delaware corporation (the “Borrower”), TRANSDIGM GROUP INCORPORATED, a Delaware corporation (“Holdings”), each subsidiary of the Borrower from time to time party thereto, the lenders party thereto (the “Existing Lenders”), and CREDIT SUISSE AG, as administrative agent and collateral agent for the Lenders (in such capacities, the “Agent”).

A. Pursuant to the Credit Agreement, the Existing Lenders have extended credit to the Borrower.

B. The Borrower has requested that (a) the Persons set forth on Schedule I hereto (the “Additional Tranche B-2 Term Lenders”) make additional Tranche B-2 Term Loans in an aggregate principal amount of $150,000,000 (the “Additional Tranche B-2 Term Loans”) to the Borrower on the Additional Tranche B-2 Term Loan Funding Date (as defined below) and (b) certain provisions of the Credit Agreement be amended as set forth herein.

C. The Additional Tranche B-2 Term Lenders are willing to make the Additional Tranche B-2 Term Loans to the Borrower on the Additional Tranche B-2 Term Loan Funding Date on the terms set forth herein and in the Credit Agreement and subject to the conditions set forth herein, and the undersigned Existing Lenders, which constitute the Required Lenders, are willing so to amend the Credit Agreement, on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein (including in the recitals hereto) shall have the meanings given to them in the Credit Agreement (as amended hereby). The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Additional Term Loans.

(a) Each Additional Tranche B-2 Term Lender hereby agrees, severally and not jointly, on the terms set forth herein and in the Credit Agreement and subject to the conditions set forth herein, to make Additional Tranche B-2 Term Loans to the Borrower on the Additional Tranche B-2 Term Loan Funding Date in an aggregate principal amount not to exceed the amount set forth opposite such Additional Tranche B-2 Term Lender’s name on Schedule I hereto. Amounts borrowed under this Section 2(a) and repaid or prepaid may not be reborrowed.

(b) Unless the context shall otherwise require, the Additional Tranche B-2 Term Loans shall constitute additional “Tranche B-2 Term Loans”, “Incremental Term Loans” and, solely with respect to the Tranche B-1 Term Loans, “Other Term Loans”, and the Additional Tranche B-2 Term Lenders shall constitute additional “Tranche B-2 Term Lenders”, “Incremental Term Lenders” and “Lenders”,

in each case for all purposes of the Credit Agreement and the other Loan Documents. The Additional Tranche B-2 Term Loans to be made on the Additional Tranche B-2 Term Loan Funding Date will be funded with 50 basis points of original issue discount.

(c) The proceeds of the Additional Tranche B-2 Term Loans shall be used (i) solely to finance a portion of the 2012 Dividend (as defined below) and to pay fees and expenses incurred in connection therewith and herewith or (ii) for general corporate purposes of the Borrower and its Subsidiaries, including without limitation, Permitted Acquisitions.

(d) Unless previously terminated, the commitments of the Additional Tranche B-2 Term Lenders pursuant to Section 2(a) shall terminate upon the making of the Additional Tranche B-2 Term Loans on the Additional Tranche B-2 Term Loan Funding Date.

SECTION 3. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 8 hereof, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:

“2012 Amendment Effective Date” has the meaning assigned to the term “Effective Date” in Amendment No. 2.

“2012 Dividend” means the distribution of an amount not to exceed $850,000,000 by the Borrower to Holdings, funded by the Net Cash Proceeds from the issuance or incurrence of 2012 Indebtedness and unrestricted available cash.

“2012 Indebtedness” means the Additional Tranche B-2 Term Loans (as defined in Amendment No. 2) and/or any other Indebtedness issued or incurred on or after the 2012 Amendment Effective Date and permitted hereunder.

“Additional Tranche B-2 Term Loan Funding Date” has the meaning assigned to the term “Additional Tranche B-2 Term Loan Funding Date” in Amendment No. 2.

“Amendment No. 2” means Amendment No. 2 and Incremental Term Loan Assumption Agreement dated as of October 9, 2012, to the Credit Agreement, among the Borrower, Holdings, each Subsidiary of the Borrower party thereto, the Lenders party thereto and the Agent.

(b) The definition of “Incremental Term Loan Amount” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

“Incremental Term Loan Amount” means, at any time, the excess, if any, of (a) $500,000,000 over (b) the sum of (i) the aggregate amount of all Incremental Term Loan Commitments (other than (x) the Tranche B-2 Term Loan Commitments and (y) the Incremental Term Loan Commitments established pursuant to Amendment No. 2) established prior to such time pursuant to Section 2.20 and (ii) the aggregate amount of all Incremental Revolving Credit Commitments (under and as defined in the Existing Credit Agreement) (other than the Specified Incremental Revolving Credit

Commitments) and Incremental Term Loan Commitments (under and as defined in the Existing Credit Agreement) established prior to such time pursuant to Section 2.24 of the Existing Credit Agreement.

(c) Section 6.02 of the Credit Agreement is hereby amended by:

(i) deleting the word “and” at the end of subclause (8) thereof;

(ii) deleting the period at the end of subclause (9) thereof and replacing it with “; and”; and

(iii) adding at the end thereof the following new subclause (10):

(10) the declaration and payment of the 2012 Dividend; provided that such 2012 Dividend is declared and paid on or prior to December 31, 2012.

SECTION 4. Other Agreements. The undersigned Lenders hereby agree that, notwithstanding anything to the contrary set forth in Section 2.20(c) or Article IV of the Credit Agreement, the only conditions to the making of the Additional Tranche B-2 Term Loans shall be the conditions set forth in Section 5 below.

SECTION 5. Conditions Precedent to Additional Tranche B-2 Term Loans. The obligations of the Additional Tranche B-2 Term Lenders to make Additional Tranche B-2 Term Loans shall be subject to the satisfaction or waiver of the following conditions precedent (the date on which such conditions precedent are so satisfied or waived, the “Additional Tranche B-2 Term Loan Funding Date”):

(a) on the Additional Tranche B-2 Term Loan Funding Date, at the time of and immediately after giving effect to the Additional Tranche B-2 Term Loans and the application of the proceeds therefrom, the conditions set forth in clauses (i)(i) and (i)(ii) of Section 4.01 of the Credit Agreement shall be satisfied; provided that, for purposes of the condition set forth in Section 4.01(i)(i), the words “Closing Date” set forth in Section 3.13(a) of the Credit Agreement shall be deemed to be “Additional Tranche B-2 Term Loan Funding Date” each place they appear in Section 3.13(a) and the word “Transactions” in Section 3.13(a) shall be deemed to be “transactions contemplated by Amendment No. 2”;

(b) on the Additional Tranche B-2 Term Loan Funding Date, at the time of and immediately after giving effect to the Additional Tranche B-2 Term Loans and the application of the proceeds therefrom, the Consolidated Secured Debt Ratio shall be no greater than 4.00 to 1.00;

(c) the Agent shall have received a certificate dated as of the Additional Tranche B-2 Term Loan Funding Date and executed by a Financial Officer of the Borrower with respect to the conditions set forth in paragraphs (a) and (b) above (including, in the case of clause (b), reasonably detailed calculations thereof);

(d) the Agent shall have received a notice of borrowing in accordance with Section 2.03 and Section 2.20(a) of the Credit Agreement;

(e) the Agent shall have received a solvency certificate substantially in the form of the solvency certificate delivered on the Closing Date, executed by the chief financial officer of Holdings, certifying that Holdings and its Subsidiaries, on a consolidated basis after giving effect to the incurrence of the Additional Tranche B-2 Term Loans and the other transactions contemplated hereunder to occur on the Additional Tranche B-2 Term Loan Funding Date, are solvent (within the meaning of Section 3.13 of the Credit Agreement); and

(f) the Agent shall have received (on behalf of itself and each Additional Tranche B-2 Term Lender, as applicable) all fees and reimbursement of all expenses separately agreed in writing by the Borrower, CS Securities (USA) LLC and UBS Securities LLC or required by Section 9.03 of the Credit Agreement or by any other Loan Document to be reimbursed by the Borrower on the Additional Tranche B-2 Term Loan Funding Date in connection with this Agreement and the transactions contemplated hereby to the extent invoiced on or prior to the date hereof.

SECTION 6. Term Loan Borrowings. The Borrower and each Additional Tranche B-2 Term Lender hereby agree pursuant to Section 2.20(d) of the Credit Agreement that the Additional Tranche B-2 Term Loans made hereunder will be allocated ratably to each outstanding borrowing of Tranche B-2 Term Loans that are LIBO Rate Term Loans and ABR Term Loans under the Credit Agreement for purposes of determining the initial Applicable Rate thereon and Interest Period therefor.

SECTION 7. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, Holdings and the Borrower represent and warrant to each of the Lenders and the Agent that (a) this Agreement has been duly authorized, executed and delivered by Holdings, the Borrower and the Subsidiaries of the Borrower party hereto, and this Agreement constitutes a legal, valid and binding obligation of Holdings, the Borrower and the Subsidiaries of the Borrower party hereto, subject to applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally and to general principles of equity; (b) after giving effect to this Agreement, the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Effective Date (as defined below), except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided that, (i) in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof, and (ii) for purposes of the representation in Section 3.13(a) of the Credit Agreement, the words “Closing Date” in each place set forth therein shall be deemed to be “2012 Amendment Effective Date” and the word “Transactions” shall be deemed to be “transactions contemplated by Amendment No. 2”; and (c) as of the Effective Date, after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing or would reasonably be expected to result from the borrowing of the Additional Tranche B-2 Term Loans and the use of the proceeds thereof.

SECTION 8. Effectiveness. This Agreement shall become effective as of the date (the “Effective Date”) occurring on or prior to October 9, 2012 on which:

(a) the Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of (i) the Borrower, Holdings and the Subsidiaries of the Borrower party to the Credit Agreement on the date hereof, (ii) the Agent, (iii) Existing Lenders constituting the Required Lenders immediately prior to the Effective Date and (vi) the Additional Tranche B-2 Term Lenders;

(b) the representations and warranties contained in Section 7 shall be true and correct; and

(c) the Agent shall have received legal opinions, board resolutions and other closing certificates consistent with those delivered on the Closing Date.

SECTION 9. Effect of Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement in any Loan Document, and the terms “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as modified hereby. This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 10. Acknowledgement and Consent. Each Loan Party hereby acknowledges that it has read this Agreement and consents to the terms hereof and further hereby affirms, confirms and agrees that (a) notwithstanding the effectiveness of this Agreement, the obligations of such Loan Party under each of the Loan Documents to which it is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects, in each case, as amended hereby; (b) its Guarantee of the Obligations, and the pledge of and/or grant of a security interest in its assets as Collateral to secure the Obligations, all as and to the extent provided in the Collateral Documents as originally executed, shall continue in full force and effect in respect of, and to secure, the Obligations (including the Additional Tranche B-2 Term Loans); and (c) all the representations and warranties made by or relating to it contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof.

SECTION 11. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 12. Applicable Law. THIS AGREEMENT AND ALL CLAIMS AND CONTROVERSIES IN CONNECTION HEREWITH SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Agreement to the same extent as if fully set forth herein.

SECTION 13. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

TRANSDIGM INC.

by
/s/ Gregory Rufus
Name: Gregory Rufus
Title: Executive Vice President, Chief Financial Officer and Secretary

TRANSDIGM GROUP INCORPORATED

by
/s/ Gregory Rufus
Name: Gregory Rufus
Title: Executive Vice President, Chief Financial Officer and Secretary

MARATHONNORCO AEROSPACE, INC.

ADAMS RITE AEROSPACE, INC.

CHAMPION AEROSPACE LLC

AVIONIC INSTRUMENTS LLC

SKURKA AEROSPACE INC.

AEROCONTROLEX GROUP, INC.

AVIATION TECHNOLOGIES, INC.

TRANSICOIL LLC

MALAYSIAN AEROSPACE SERVICES, INC.

BRUCE AEROSPACE INC.

CEF INDUSTRIES, LLC

ACME AEROSPACE, INC.

SEMCO INSTRUMENTS, INC.

DUKES AEROSPACE, INC.

CDA INTERCORP LLC

AVTECHTYEE, INC.
MCKECHNIE AEROSPACE HOLDINGS, INC.

MCKECHNIE AEROSPACE DE, INC. MCKECHNIE AEROSPACE US LLC MCKECHNIE AEROSPACE

INVESTMENTS, INC.

HARTWELL CORPORATION

WESTERN SKY INDUSTRIES, LLC

TEXAS ROTRONICS, INC.

HARCO LABORATORIES, INCORPORATED

SCHNELLER HOLDINGS LLC

SCHNELLER INTERNATIONAL SALES CORP.

SCHNELLER LLC

AMSAFE GLOBAL HOLDINGS, INC.

AP GLOBAL HOLDINGS, INC.

AP GLOBAL ACQUISITION CORP.

AMSAFE INDUSTRIES, INC.

BRIDPORT HOLDINGS, INC.

AMSAFE, INC.

AMSAFE AVIATION, INC.

AMSAFE COMMERCIAL PRODUCTS, INC.

BRIDPORT- AIR CARRIER, INC.

BRIDPORT ERIE AVIATION, INC.

AMSAFE-C SAFE, INC.

AERO-INSTRUMENTS CO., LLC

by
/s/ Gregory Rufus
Name: Gregory Rufus
Title: Treasurer and Secretary

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually and as Agent,

by
/s/ Ari Bruger
Name: Ari Bruger
Title: Vice President

by
/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Associate

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Cedar Funding Ltd.

By: AEGON USA Investment Management, LLC

By
/s/ Lisa Baltagi
Name: Lisa Baltagi
Title: Director

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Allstate Life Insurance Company

By
/s/ Basil G. Chaltas, Jr.
Name: Basil G. Chaltas, Jr.
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
/s/ John C. Pintozzi
Name: John C. Pintozzi
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Allstate Insurance Company

By
/s/ Basil G. Chaltas, Jr.
Name: Basil G. Chaltas, Jr.
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
/s/ John C. Pintozzi
Name: John C. Pintozzi
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: AIMCO CLO, Series 2005-A

By
/s/ Basil G. Chaltas, Jr.
Name: Basil G. Chaltas, Jr.
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
/s/ John C. Pintozzi
Name: John C. Pintozzi
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: AIMCO CLO, Series 2006-A

By
/s/ Basil G. Chaltas, Jr.
Name: Basil G. Chaltas, Jr.
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
/s/ John C. Pintozzi
Name: John C. Pintozzi
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: ALM IV, Ltd

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By
/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: ALM Loan Funding 2010-1, Ltd.

By: Apollo Credit Management, LLC, its Collateral Manager

By
/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: ALM Loan Funding 2010-3, Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By
/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Apollo Credit Funding I Ltd.

By: Apollo Fund Management LLC, as its Collateral Manager

By
/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Cornerstone CLO Ltd.

By: Apollo Debt Advisors LLC, as its Collateral Manager

By
/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Falcon Senior Loan Fund Ltd.

By: Apollo Fund Management LLC, as its Investment Manager

By
/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Gulf Stream - Compass CLO 2005-II, Ltd.

By: Gulf Stream Asset Management LLC, as Collateral Manager

By
/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Gulf Stream - Compass CLO 2007, Ltd.

By: Gulf Stream Asset Management LLC, as Collateral Manager

By
/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Gulf Stream - Rashinban CLO 2006-I, Ltd.

By: Gulf Stream Asset Management LLC, as Collateral Manager

By
/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Gulf Stream - Sextant CLO 2006-1, Ltd.

By: Gulf Stream Asset Management LLC, as Collateral Manager

By
/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Gulf Stream - Sextant CLO 2007-1, Ltd.

By: Gulf Stream Asset Management LLC, as Collateral Manager

By
/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Neptune Finance CCS, Ltd.

By: Gulf Stream Asset Management LLC, as Collateral Manager

By
/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Rampart CLO 2006-1 Ltd.

By: Apollo Debt Advisors LLC, as its Collateral Manager

By
/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Rampart CLO 2007 Ltd.

By: Apollo Debt Advisors LLC, as its Collateral Manager

By
/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Stone Tower CLO III Ltd.

By: Apollo Debt Advisors LLC, as its Collateral Manager

By
/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Stone Tower CLO VI Ltd.

By: Apollo Debt Advisors LLC, as its Collateral Manager

By
/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Stone Tower CLO VII Ltd.

By: Apollo Debt Advisors LLC, as its Collateral Manager

By
/s/ Anthony Montalvo
Name: Anthony Montalvo
Title: Portfolio Administrator

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Stone Tower CLO IV Ltd.

By: Apollo Debt Advisors LLC, as its Collateral Manager

By
/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Stone Tower CLO V Ltd.

By: Apollo Debt Advisors LLC, as its Collateral Manager

By
/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Stone Tower Loan Trust 2010

By: Apollo Fund Management LLC, as its Investment Manager

By
/s/ Joe Moroney
Name: Joe Moroney
Title: Portfolio Administrator

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Stone Tower Loan Trust 2011

By: Apollo Fund Management LLC, as its Investment Advisor

By
/s/ Joe Moroney
Name: Joe Moroney
Title: Portfolio Administrator

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Double Haul Trading, LLC

By: SunTrust Bank, its Manager

By
/s/ Douglas Weltz
Name: Douglas Weltz
Title: Director

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: LeverageSource V S.A.R.L.

By
/s/ Joe Moroney
Name: Joe Moroney
Title: Class A Manager

For any Lender requiring a second signature line:

By
/s/ Laurent Ricci
Name: Laurent Ricci
Title: Class B Manager

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Teton Funding, LLC

By: SunTrust Bank, its Manager

By
/s/ Douglas Weltz
Name: Douglas Weltz
Title: Director

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Ares Loan Trust 2011

By: Ares Management LLC, its Investment Manager

By
/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Ares IIIR/IVR CLO Ltd.

By: Ares CLO Management IIR/IVR, L.P., its Asset Manager

By: Ares CLO GP IIIR/IVR, LLC, its General Partner

By
/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Ares VR CLO Ltd.

By: Ares CLO Management VR, L.P., its Investment Manager

By: Ares CLO GP VR, LLC, its General Partner

By
/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Ares VIR CLO Ltd.

By: Ares CLO Management VIR, L.P., its Investment Manager

By: Ares CLO GP VIR, LLC, its General Partner

By
/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Ares XI CLO Ltd.

By: Ares CLO Management XI, L.P., its Asset Manager

By: Ares CLO GP XI, LLC, its General Partner

By
/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Ares NF CLO XIII Ltd.

By: Ares NF CLO XIII Management, L.P., its Collateral Manager

By: Ares NF CLO XIII Management, LLC, its General Partner

By
/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Ares NF CLO XV Ltd.

By: Ares NF CLO XV Management, L.P., its Collateral Manager

By: Ares NF CLO XV Management, LLC, its General Partner

By
/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Ares XVI CLO Ltd.

By: Ares CLO Management XVI, L.P., its Asset Manager

By: Ares CLO GP XVI, LLC, its General Partner

By
/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Ares XX CLO Ltd.

By: Ares CLO Management XX, L.P., its Investment Manager

By: Ares CLO GP XX, LLC, its General Partner

By
/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Ares XXI CLO Ltd.

By: Ares CLO Management XXI, L.P., its Investment Manager

By: Ares CLO GP XXI, LLC, its General Partner

By
/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Ares XXII CLO Ltd.

By: Ares CLO Management XXII, L.P., its Asset Manager

By: Ares CLO GP XXII, LLC, its General Partner

By
/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Ares XXIII CLO Ltd.

By: Ares CLO Management XXIII, L.P., its Asset Manager

By: Ares CLO GP XXIII, LLC, its General Partner

By
/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Ares Senior Loan Trust

By: Ares Senior Loan Trust Management, L.P., its Investment Manager

By: Ares Senior Loan Trust Management, LLC, its General Partner

By
/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Ares Enhanced Credit Opportunities Fund Ltd.

By: Ares Enhanced Credit Opportunities Fund Management, L.P., its Manager

By: Ares Enhanced Credit Opportunities Fund Management, GP, LLC, as General Partner

By
/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Ares Enhanced Credit Opportunities Fund II, Ltd.

By: Ares Enhanced Credit Opportunities Investment Management II, LLC, its Manager

By
/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Ares Enhanced Loan Investment Strategy IR Ltd.

By: Ares Enhanced Credit Loan Management IR, L.P., as Portfolio Manager

By: Ares Enhanced Loan IR GP, LLC, its General Partner

By
/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Future Fund Board of Guardians

By: Ares Enhanced Loan Investment Strategy Advisor IV, L.P., its Investment Manager (on behalf of the Elis IV Sub Account)

By: Ares Enhanced Loan Investment Strategy Advisor IV, GP, LLC, its General Partner

By
/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Wellpoint, Inc.

By: Ares WLP Management, L.P., its Investment Manager

By: Ares WLP Management GP, LLC, its General Partner

By
/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Global Loan Opportunity Fund B.V.

By: Ares Management Limited, its Portfolio Manager

By
/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Ares Institutional Loan Fund B.V.

By: Ares Management Limited, as Manager

By
/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: SEI Institutional Investments Trust Enhanced LIBOR Opportunities Fund

By: Ares Management LLC, as Portfolio Manager

By
/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: SEI Institutional Managed Trust Enhanced Income Fund

By: Ares Management LLC, as Portfolio Manager

By
/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Airlie CLO 2006-II Ltd.

By
/s/ Seth Cameron
Name: Seth Cameron
Title: Portfolio Manager

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender:	BABSON CLO LTD. 2005-I

BABSON CLO LTD. 2005-II

BABSON CLO LTD. 2006-I

BABSON CLO LTD. 2006-II

BABSON CLO LTD. 2007-I

BABSON CLO LTD. 2011-I

BABSON MID-MARKET CLO LTD. 2007-II

CLEAR LAKE CLO, LTD.

SAPPHIRE VALLEY CDO I, LTD.

ST. JAMES RIVER CLO, LTD.

SUMMIT LAKE CLO, LTD.

By: Babson Capital Management LLC, as Collateral Manager

By
/s/ Geoffrey Takacs
Name: Geoffrey Takacs
Title: Director

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: C.M. Life Insurance Company Massachusetts Mutual Life Insurance Company

By: Babson Capital Management LLC, as Investment Adviser

By
/s/ Geoffrey Takacs
Name: Geoffrey Takacs
Title: Director

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Ambition Trust 2009; Ambition Trust 2011

By: Babson Capital Management LLC, as Investment Manager

By
/s/ Geoffrey Takacs
Name: Geoffrey Takacs
Title: Director

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Diamond Lake CLO, Ltd.

By: Babson Capital Management LLC, as Collateral Servicer

By
/s/ Geoffrey Takacs
Name: Geoffrey Takacs
Title: Director

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Bank of America, N.A.

By
/s/ Erik Grossman
Name: Erik Grossman
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: BlueMountain CLO 2012-1 Ltd.

By: BlueMountain Capital Management, its Collateral Manager

By
/s/ Jack Chau
Name: Jack Chau
Title: Associate

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: BlueMountain CLO Ltd.

By: BlueMountain Capital Management, its Collateral Manager

By
/s/ Jack Chau
Name: Jack Chau
Title: Associate

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: BNP Paribas Flexi III Senior Secured Bank Loan Fund Mogliano

By
/s/ Javier Peres Diaz
Name: Javier Peres Diaz
Title: Portfolio Manager

For any Lender requiring a second signature line:

By
/s/ Dennis Tian
Name: Dennis Tian
Title: Portfolio Manager

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Canaras Summit CLO Ltd.

By: Canaras Capital Management, LLC as Sub-Investment Adviser

By
/s/ Andrew Heller
Name: Andrew Heller
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Green Island CBNA Loan Funding LLC

By: Citibank N.A.

By
/s/ Lynette Thompson
Name: Lynette Thompson
Title: Director

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Canyon Capital CLO 2006-1, Ltd.

By: Canyon Capital Advisors LLC, its Asset Manager

By
/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Carlyle Arnage CLO, Ltd.

By
/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Carlyle Azure CLO, Ltd.

By
/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Carlyle Bristol CLO, Ltd.

By
/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Carlyle Daytona CLO, Ltd.

By
/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Carlyle Global Market Strategies CLO 2011-1, Ltd.

By
/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Carlyle Global Market Strategies CLO 2012-3, Ltd.

By
/s/ Linda Pace
Name: Linda Pace Title: Managing Director

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Carlyle High Yield Partners IX, Ltd.

By
/s/ Linda Pace
Name: Linda Pace Title: Managing Director

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Carlyle High Yield Partners VIII, Ltd.

By
/s/ Linda Pace
Name: Linda Pace Title: Managing Director

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Carlyle High Yield Partners X, Ltd.

By
/s/ Linda Pace
Name: Linda Pace Title: Managing Director

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Carlyle McLaren CLO, Ltd.

By
/s/ Linda Pace
Name: Linda Pace Title: Managing Director

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Carlyle Vantage CLO, Ltd.

By
/s/ Linda Pace
Name: Linda Pace Title: Managing Director

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Carlyle Veyron CLO, Ltd.

By
/s/ Linda Pace
Name: Linda Pace Title: Managing Director

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Foothill CLO I, Ltd.

By
/s/ Linda Pace
Name: Linda Pace Title: Managing Director

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Mountain Capital CLO VI Ltd.

By
/s/ Linda Pace
Name: Linda Pace Title: Managing Director

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Mountain Capital CLO V Ltd.

By
/s/ Linda Pace
Name: Linda Pace Title: Managing Director

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Cathay Bank

By
/s/ Nancy A. Moore
Name: Nancy A. Moore Title: Senior Vice President

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender:	CIFC Funding 2006-I, Ltd.

CIFC Funding 2006-IB, Ltd.

CIFC Funding 2006-II, Ltd

CIFC Funding 2007-I, Ltd

CIFC Funding 2007-II, Ltd

CIFC Funding 2007-III, Ltd

CIFC Funding 2007-IV, Ltd

Navigator CDO 2006, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

By
/s/ Stephen J. Vaccaro
Name: Stephen J. Vaccaro Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Hewett’s Island CLO III, Ltd.; Hewett’s Island CLO V, Ltd.

By: CypressTree Investment Management, LLC, its Collateral Manager

By
/s/ Stephen J. Vaccaro
Name: Stephen J. Vaccaro Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender:	Marquette Park CLO Ltd.

Bridgeport CLO Ltd.

Schiller Park CLO Ltd.

Burr Ridge CLO Plus Ltd.

Bridgeport CLO II Ltd.

By: Deerfield Capital Management LLC, its Collateral Manager

By
/s/ Stephen J. Vaccaro
Name: Stephen J. Vaccaro Title:Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender:	ColumbusNova CLO Ltd. 2006-I

ColumbusNova CLO Ltd. 2006-II

ColumbusNova CLO Ltd. 2007-I

ColumbusNova CLO IV Ltd. 2007-II

By: Columbus Nova Credit Investments Management, LLC, its Collateral Manager

By
/s/ Stephen J. Vaccaro
Name: Stephen J. Vaccaro Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Cent CDO 10 Limited

By: Columbia Management Investment Advisers, LLC, as Collateral Manager

By
/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Assistant Vice President

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Cent CDO 12 Limited

By: Columbia Management Investment Advisers, LLC, as Collateral Manager

By
/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Assistant Vice President

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Cent CDO 14 Limited

By: Columbia Management Investment Advisers, LLC, as Collateral Manager

By
/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Assistant Vice President

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Cent CDO 15 Limited

By: Columbia Management Investment Advisers, LLC, as Collateral Manager

By
/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Assistant Vice President

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Cent CDO XI Limited

By: Columbia Management Investment Advisers, LLC, as Collateral Manager

By
/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Assistant Vice President

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Centurion CDO 8 Limited

By: Columbia Management Investment Advisers, LLC, as Collateral Manager

By
/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Assistant Vice President

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Centurion CDO 9 Limited

By: Columbia Management Investment Advisers, LLC, as Collateral Manager

By
/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Assistant Vice President

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Columbia Floating Rate Fund, a series of Columbia Fund Series Trust II

By
/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Assistant Vice President

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: RiverSource Life Insurance Company

By
/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Atrium V

By: Credit Suisse Asset Management, LLC, as Collateral Manager

By
/s/ Louis Farano
Name: Louis Farano Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Castle Garden Funding

By
/s/ Louis Farano
Name: Louis Farano Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Bentham Wholesale Syndicated Loan Fund

By: Credit Suisse Asset Management, LLC, as Agent (Sub-advisor) to Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

By
/s/ Louis Farano
Name: Louis Farano Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Credit Suisse Loan Funding LLC

By
/s/ Michael Wotanowski
Name: Michael Wotanowski Title: Authorized Signatory

For any Lender requiring a second signature line:

By
/s/ Barry Zamore
Name: Barry Zamore Title: Managing Director

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: ACA CLO 2006-1 LTD

By: CVC Credit Partners, LLC, its Investment Advisor

By
/s/ Vincent Ingato
Name: Vincent Ingato Title: MD/PM

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: ACA CLO 2006-2 LTD

By: CVC Credit Partners, LLC, its Investment Advisor

By
/s/ Vincent Ingato
Name: Vincent Ingato Title: MD/PM

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: ACA CLO 2007-1 LTD

By: CVC Credit Partners, LLC, its Investment Advisor

By
/s/ Vincent Ingato
Name: Vincent Ingato Title: MD/PM

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: APIDOS CDO I

By: CVC Credit Partners, LLC, its Investment Advisor

By
/s/ Vincent Ingato
Name: Vincent Ingato Title: MD/PM

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: APIDOS CDO II

By: CVC Credit Partners, LLC, its Investment Advisor

By
/s/ Vincent Ingato
Name: Vincent Ingato Title: MD/PM

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: APIDOS CDO III

By: Its Investment Advisor CVC Credit Partners, LLC

By
/s/ Vincent Ingato
Name: Vincent Ingato Title: MD/PM

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: APIDOS CDO IV

By: CVC Credit Partners, LLC, its Investment Advisor

By
/s/ Vincent Ingato
Name: Vincent Ingato Title: MD/PM

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: APIDOS CDO V

By: CVC Credit Partners, LLC, Its Investment Advisor

By
/s/ Vincent Ingato
Name: Vincent Ingato Title: MD/PM

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: APIDOS CINCO CDO

By: CVC Credit Partners, LLC, its Investment Advisor

By
/s/ Vincent Ingato
Name: Vincent Ingato Title: MD/PM

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: APIDOS CLO IX

By: CVC Credit Partners, LLC, its Collateral Manager

By
/s/ Vincent Ingato
Name: Vincent Ingato Title: MD/PM

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: APIDOS CLO VIII

By: CVC Credit Partners, LLC, Its Collateral Manager

By
/s/ Vincent Ingato
Name: Vincent Ingato Title: MD/PM

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: APIDOS QUATTRO CDO

By: CVC Credit Partners, LLC, Its Investment Advisor

By
/s/ Vincent Ingato
Name: Vincent Ingato Title: MD/PM

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: San Gabriel CLO I Ltd.

By: Its Investment Advisor CVC Credit Partners, LLC on behalf of Resource Capital Asset Management (RCAM)

By
/s/ Vincent Ingato
Name: Vincent Ingato Title: MD/PM

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Shasta CLO I Ltd.

By: Its Investment Advisor CVC Credit Partners, LLC on behalf of Resource Capital Asset Management (RCAM)

By
/s/ Vincent Ingato
Name: Vincent Ingato Title: MD/PM

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Sierra CLO II Ltd.

By: Its Investment Advisor CVC Credit Partners, LLC on behalf of Resource Capital Asset Management (RCAM)

By
/s/ Vincent Ingato
Name: Vincent Ingato Title: MD/PM

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Whitney CLO I Ltd.

By: Its Investment Advisor CVC Credit Partners, LLC on behalf of Resource Capital Asset Management (RCAM)

By
/s/ Vincent Ingato
Name: Vincent Ingato Title: MD/PM

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: TRS HY FNDS

By: DB Deutsche Bank AG Cayman Islands Branch, its Sole Member

By: DB Services New Jersey, Inc.

By
/s/ Christine LaMonaca
Name: Christine LaMonaca Title: Assistant Vice President

For any Lender requiring a second signature line:

By
/s/ Deirdre Cesario
Name: Deirdre Cesario
Title: Assistant Vice President

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Denali Capital CLO V, Ltd.

By: Denali Capital LLC, managing member of DC Funding Partners LLC, Portfolio Manager

By
/s/ John P. Thacker
Name: John P. Thacker Title: Chief Credit Officer

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Denali Capital CLO VI, Ltd.

By: Denali Capital LLC, managing member of DC Funding Partners LLC, Collateral Manager

By
/s/ John P. Thacker
Name: John P. Thacker Title: Chief Credit Officer

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Denali Capital CLO VII, Ltd.

By: Denali Capital LLC, managing member of DC Funding Partners LLC, Collateral Manager

By
/s/ John P. Thacker
Name: John P. Thacker Title: Chief Credit Officer

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Spring Road CLO 2007-1, Ltd.

By: Denali Capital LLC, managing member of DC Funding Partners LLC, Collateral Manager

By
/s/ John P. Thacker
Name: John P. Thacker Title: Chief Credit Officer

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: East West Bank

By
/s/ Andrew Maria
Name: Andrew Maria Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: AGF Floating Rate Income Fund

By: Eaton Vance Management as Portfolio Manager

By
/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Eaton Vance CDO VII PLC

By: Eaton Vance Management as Interim Investment Advisor

By
/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Eaton Vance CDO VIII, Ltd.

By: Eaton Vance Management as Investment Advisor

By
/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Eaton Vance CDO IX Ltd.

By: Eaton Vance Management as Investment Advisor

By
/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Eaton Vance CDO X PLC

By: Eaton Vance Management, as Investment Advisor

By
/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Eaton Vance Senior Floating-Rate Trust

By: Eaton Vance Management, as Investment Advisor

By
/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Eaton Vance Floating-Rate Income Trust

By: Eaton Vance Management, as Investment Advisor

By
/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio

By: Eaton Vance Management, as Investment Advisor

By
/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Eaton Vance Senior Income Trust

By: Eaton Vance Management, as Investment Advisor

By
/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Eaton Vance Short Duration Diversified Income Fund

By: Eaton Vance Management as Investment Advisor

By
/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Eaton Vance Institutional Senior Loan Fund

By: Eaton Vance Management as Investment Advisor

By
/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Eaton Vance Limited Duration Income Fund

By: Eaton Vance Management as Investment Advisor

By
/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Grayson & Co

By: Boston Management and Research as Investment Advisor

By
/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Innovation Trust 2009

By: Eaton Vance Management as Investment Advisor

By
/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Innovation Trust 2011

By: Eaton Vance Management as Investment Advisor

By
/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: MET Investors Series Trust MET/Eaton Vance Floating Rate Portfolio

By: Eaton Vance Management as Investment Sub-Advisor

By
/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Pacific Select Fund Floating Rate Loan Portfolio

By: Eaton Vance Management as Investment Sub-Advisor

By
/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Columbia Funds Variable Series Trust II- Variable Portfolio – Eaton Vance Floating- Rate Income Fund

By: Eaton Vance Management as Investment Sub-Advisor

By
/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Senior Debt Portfolio

By: Boston Management and Research as Investment Advisor

By
/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Eaton Vance VT Floating Rate Income Fund

By: Eaton Vance Management as Investment Advisor

By
/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund

By
/s/ Joseph Zambello
Name: Joseph Zambello
Title: Deputy Treasurer

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: First Niagara Bank, N.A.

By
/s/ Troy Jones
Name: Troy Jones
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Fore CLO Ltd. 2007-I

By: Fore Research & Management, LP

By
/s/ Daniel Agranoff
Name: Daniel Agranoff
Title: Chief Financial Officer

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Greyrock CDO Ltd.

By: Aladdin Capital Management LLC, as Lender

By
/s/ William Lowry
Name: William Lowry
Title: Designated Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Landmark IX CDO Ltd.

By: Aladdin Capital Management LLC, as Lender

By
/s/ William Lowry
Name: William Lowry
Title: Designated Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Landmark V CDO Limited

By: Aladdin Capital Management LLC, as Lender

By
/s/ William Lowry
Name: William Lowry
Title: Designated Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Landmark VII CDO Ltd.

By: Aladdin Capital Management LLC, as Lender

By
/s/ William Lowry
Name: William Lowry
Title: Designated Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Landmark VIII CDO Ltd.

By: Aladdin Capital Management LLC, as Lender

By
/s/ William Lowry
Name: William Lowry
Title: Designated Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Franklin CLO V, Limited

By: Franklin Advisers, Inc. as Collateral Manager

By
/s/ David Ardini
Name: David Ardini
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Franklin CLO VI, Limited

By: Franklin Advisers, Inc. as Collateral Manager

By
/s/ David Ardini
Name: David Ardini
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Franklin Investors Securities Trust- Franklin Total Return Fund

By
/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Franklin Strategic Series-Franklin Strategic Income Fund

By
/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Franklin Strategic Income Fund (Canada)

By
/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Franklin Templeton Variable Insurance Products Trust-Franklin Strategic Income Securities Fund

By
/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Franklin Templeton Total Return FDP Fund of FDP Series, Inc.

By
/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Franklin Investors Securities Trust- Franklin Low Duration Total Return Fund

By
/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Franklin Investors Securities Trust- Franklin Real Return Fund

By
/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Met Investors Series Trust- Met/Franklin Low Duration Total Return Portfolio

By
/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Franklin Templeton Limited Duration Income Trust

By
/s/ Madeline Lam
Name: Madeline Lam
Title: Assistant Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Nantucket CLO 1 Ltd.

By: Fortis Investment Management USA, Inc. as Attorney-in-Fact

By
/s/ Vanessa Ritter
Name: Vanessa Ritter
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC

By
/s/ Keith Rothwell
Name: Keith Rothwell
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
/s/ Simon Firbank
Name: Simon Firbank
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Goldman Sachs Trust on behalf of the Goldman Sachs High Yield Floating Rate Fund

By: Goldman Sachs Asset Management, L.P. as Investment Advisor and not as Principal

By
/s/ Kaidi Huang
Name: Kaidi Huang
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Northrop Grumman Pension Master Trust

By: Goldman Sachs Asset Management, L.P. solely as Investment Advisor and not as Principal

By
/s/ Kaidi Huang
Name: Kaidi Huang
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Torus Insurance Holdings Limited

By: Goldman Sachs Asset Management, L.P. as Investment Advisor and not as Principal

By
/s/ Kaidi Huang
Name: Kaidi Huang
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Goldman Sachs Asset Management CLO, Public Limited Company

By: Goldman Sachs Asset Management, L.P. as Manager

By
/s/ Kaidi Huang
Name: Kaidi Huang
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Golub Capital Funding CLO-8, Ltd.

By: Golub Capital Partners Management Ltd., as a Collateral Manager

By
/s/ Christina D. Jamieson
Name: Christina D. Jamieson
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Golub Capital Management CLO 2007-1, Ltd.

By: Golub Capital LLC., as a Collateral Manager

By
/s/ Christina D. Jamieson
Name: Christina D. Jamieson
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Golub Capital Partners CLO 10, Ltd.

By: GC Advisors LLC, its Agent

By
/s/ Christina D. Jamieson
Name: Christina D. Jamieson
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Golub Capital Partners CLO 11, Ltd.

By: GC Advisors LLC, its Agent

By
/s/ Christina D. Jamieson
Name: Christina D. Jamieson
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Golub Capital Senior Loan Opportunity Fund, Ltd.

By: Golub Capital LLC, as a Collateral Manager

By
/s/ Christina D. Jamieson
Name: Christina D. Jamieson
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Blackstone/GSO Secured Trust Ltd.

By: GSO/Blackstone Debt Funds Management LLC, as Investment Manager

By
/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Callidus Debt Partners CLO Fund IV, Ltd.

By: GSO/Blackstone Debt Funds Management LLC, as Collateral Manager

By
/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Callidus Debt Partners CLO Fund V, Ltd.

By: GSO/Blackstone Debt Funds Management LLC, as Collateral Manager

By
/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Callidus Debt Partners CLO Fund VII, Ltd.

By: GSO/Blackstone Debt Funds Management LLC, as Collateral Manager

By
/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Gale Force 2 CLO, Ltd.

By: GSO/Blackstone Debt Funds Management LLC, as Collateral Manager

By
/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Gale Force 3 CLO, Ltd.

By: GSO/Blackstone Debt Funds Management LLC, as Collateral Manager

By
/s/ Daniel H. Smith
Name: Daniel H. Smith Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Inwood Park CDO Ltd.

By: Blackstone Debt Advisors L.P., as Collateral Manager

By
/s/ Daniel H. Smith
Name: Daniel H. Smith Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Jupiter Loan Trust

By: GSO Capital Advisors LLC, as its Investment Advisor

By
/s/ Daniel H. Smith
Name: Daniel H. Smith Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Maps CLO Fund I, LLC

By: GSO/Blackstone Debt Funds Management LLC, as Collateral Manager

By
/s/ Daniel H. Smith
Name: Daniel H. Smith Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Maps CLO Fund II, Ltd.

By: GSO/Blackstone Debt Funds Management LLC, as Collateral Manager

By
/s/ Daniel H. Smith
Name: Daniel H. Smith Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: GSO Loan Trust 2011

By: GSO Capital Advisors LLC, As its Investment Advisors

By
/s/ Daniel H. Smith
Name: Daniel H. Smith Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: GSO Loan Trust 2010

By: GSO Capital Advisors LLC, As its Investment Advisors

By
/s/ Daniel H. Smith
Name: Daniel H. Smith Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Sun Life Assurance Company of Canada (US)

By: GSO/Blackstone Debt Funds Management LLC as Sub-Advisor

By
/s/ Daniel H. Smith
Name: Daniel H. Smith Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Highbridge Liquid Loan Opportunities Master Fund, L.P.

By: Highbridge Principal Strategies LLC, its Investment Manager

By
/s/ Jamie Donsky
Name: Jamie Donsky Title: Vice President

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Highbridge Liquid Loan Management 2012-1, Ltd.

By: Highbridge Principal Strategies LLC, its Investment Manager

By
/s/ Jamie Donsky
Name: Jamie Donsky Title: Vice President

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Renaissance Trust 2009

By: Highbridge Principal Strategies LLC, its Sub-Investment Manager

By
/s/ Jamie Donsky
Name: Jamie Donsky Title: Vice President

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Aberdeen Loan Funding, Ltd.

By: Highland Capital Management, L.P. as Collateral Manager

By
/s/ Carter Chism
Name: Carter Chism Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Children’s Healthcare of Atlanta Inc.

By: Highland Capital Management, L.P., as Investment Manager

By
/s/ Carter Chism
Name: Carter Chism Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Eastland CLO, Ltd.

By: Highland Capital Management, L.P., as Collateral Manager

By
/s/ Carter Chism
Name: Carter Chism Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Gleneagles CLO Ltd.

By: Highland Capital Management, L.P., as Collateral Manager

By
/s/ Carter Chism
Name: Carter Chism Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Grayson CLO, Ltd.

By: Highland Capital Management, L.P., as Collateral Manager

By
/s/ Carter Chism
Name: Carter Chism Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Greenbriar CLO, Ltd.

By: Highland Capital Management, L.P., as Collateral Manager

By
/s/ Carter Chism
Name: Carter Chism Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Highland Credit Opportunities CDO, Ltd.

By: Highland Capital Management, L.P., as Collateral Manager

By
/s/ Carter Chism
Name: Carter Chism Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Liberty CLO, Ltd.

By: Highland Capital Management, L.P., as Collateral Manager

By
/s/ Carter Chism
Name: Carter Chism Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Longhorn Credit Funding, LLC

By: Highland Capital Management, L.P., as Collateral Manager

By
/s/ Carter Chism
Name: Carter Chism Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Rockwall CDO II Ltd.

By: Highland Capital Management, L.P., as Collateral Manager

By
/s/ Carter Chism
Name: Carter Chism Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Stratford CLO, Ltd.

By: Highland Capital Management, L.P., as Collateral Manager

By
/s/ Carter Chism
Name: Carter Chism Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Westchester CLO, Ltd.

By: Highland Capital Management, L.P., as Collateral Manager

By
/s/ Carter Chism
Name: Carter Chism Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: 1776 CLO I, Ltd.

By
/s/ Ron Polye
Name: Ron Polye Title: Authorized Officer

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender:	ING (L) Flex- Senior Loans

By: ING Investment Management Co. LLC, as their Investment Manager

ING Investment Management CLO II, Ltd.

ING Investment Management CLO III, Ltd.

ING Investment Management CLO IV, Ltd.

ING Investment Management CLO V, Ltd.

ING IM CLO 2012-1, LTD.

ING IM CLO 2012-2, LTD.

Phoenix CLO I, Ltd.

Phoenix CLO II, Ltd.

Phoenix CLO III, Ltd.

By: ING Alternative Asset Management Co. LLC, as their Investment Manager

By
/s/ Kelly T. Byrne
Name: Kelly T. Byrne Title: Vice President

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Avalon Capital Ltd. 3

By: INVESCO Senior Secured Management, Inc., as Asset Manager

By
/s/ Thomas Ewald
Name: Thomas Ewald Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Belhurst CLO Ltd.

By: INVESCO Senior Secured Management, Inc., as Collateral Manager

By
/s/ Thomas Ewald
Name: Thomas Ewald Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Diversified Credit Portfolio Ltd.

By: INVESCO Senior Secured Management, Inc., as Investment Adviser

By
/s/ Thomas Ewald
Name: Thomas Ewald Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: PowerShares Senior Loan Portfolio

By: INVESCO Senior Secured Management, Inc., as Collateral Manager

By
/s/ Thomas Ewald
Name: Thomas Ewald Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Hudson Canyon Funding II, Ltd.

By: INVESCO Senior Secured Management, Inc., as Collateral Manager & Attorney in Fact

By
/s/ Thomas Ewald
Name: Thomas Ewald Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Limerock CLO I

By: INVESCO Senior Secured Management, Inc., as Investment Manager

By
/s/ Thomas Ewald
Name: Thomas Ewald Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Moselle CLO S.A.

By: INVESCO Senior Secured Management, Inc., as Collateral Manager

By
/s/ Thomas Ewald
Name: Thomas Ewald Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Morgan Stanley Investment Management Croton, Ltd.

By: INVESCO Senior Secured Management, Inc., as Collateral Manager

By
/s/ Thomas Ewald
Name: Thomas Ewald Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Nautique Funding Ltd.

By: INVESCO Senior Secured Management, Inc., as Collateral Manager

By
/s/ Thomas Ewald
Name: Thomas Ewald Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: MSIM Peconic Bay, Ltd.

By: INVESCO Senior Secured Management, Inc., as Collateral Manager

By
/s/ Thomas Ewald
Name: Thomas Ewald Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Saratoga CLO I, Limited

By: INVESCO Senior Secured Management, Inc., as the Asset Manager

By
/s/ Thomas Ewald
Name: Thomas Ewald Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Wasatch CLO Ltd.

By: INVESCO Senior Secured Management, Inc., as Portfolio Manager

By
/s/ Thomas Ewald
Name: Thomas Ewald Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: JP Morgan Tax Aware High Income Fund

By
/s/ William J. Morgan
Name: William J. Morgan Title: Managing Director

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: JP Morgan Income Builder Fund

By
/s/ William J. Morgan
Name: William J. Morgan Title: Managing Director

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: JP Morgan Floating Rate Income Fund

By
/s/ William J. Morgan
Name: William J. Morgan Title: Managing Director

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Commingled Pension Trust Fund (High Yield) of JP Morgan Chase Bank, N.A.

By
/s/ William J. Morgan
Name: William J. Morgan Title: Managing Director

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Kildonan Castle Asset Management

By
/s/ Srinivas Dhulipala
Name: Srinivas Dhulipala Title: C.I.O.

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Kingsland II, Ltd.

By: Kingsland Capital Management, LLC, as Manager

By
/s/ Scott Lotter
Name: Scott Lotter
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Kingsland III, Ltd.

By: Kingsland Capital Management, LLC, as Manager

By
/s/ Scott Lotter
Name: Scott Lotter
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Kingsland IV Ltd.

By: Kingsland Capital Management, LLC, as Manager

By
/s/ Scott Lotter
Name: Scott Lotter
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Kingsland V Ltd.

By: Kingsland Capital Management, LLC, as Manager

By
/s/ Scott Lotter
Name: Scott Lotter
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Hewett’s Island CLO IV, Ltd.

By: LCM Asset Management LLC, as Collateral Manager

By
/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: LCM III, Ltd.

By: LCM Asset Management LLC, as Collateral Manager

By
/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: LCM IV, Ltd.

By: LCM Asset Management LLC, as Collateral Manager

By
/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: LCM IX Limited Parntership

By: LCM Asset Management LLC, as Collateral Manager

By
/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: LCM V, Ltd.

By: LCM Asset Management LLC, as Collateral Manager

By
/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: LCM VI, Ltd.

By: LCM Asset Management LLC, as Collateral Manager

By
/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: LCM VIII Limited Partnership

By: LCM Asset Management LLC, as Collateral Manager

By
/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: LCM X Limited Partnership

By: LCM Asset Management LLC, as Collateral Manager

By
/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: LightPoint CLO IV, Ltd.

By: Neuberger Berman Fixed Income LLC, as Collateral Manager

By
/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: LightPoint CLO V, Ltd.

By: Neuberger Berman Fixed Income LLC, as Collateral Manager

By
/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: LightPoint CLO VII, Ltd.

By: Neuberger Berman Fixed Income LLC, as Collateral Manager

By
/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: LightPoint CLO VIII, Ltd.

By: Neuberger Berman Fixed Income LLC, as Collateral Manager

By
/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Apostle Loomis Sayles Credit Opportunities Fund

By: Loomis, Sayles & Company, L.P., its Investment Manager

By: Loomis, Sayles & Company, Incorporated, its General Partner

By
/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Loomis Sayles CLO I, Ltd.

By: Loomis, Sayles & Company, L.P., its Collateral Manager

By: Loomis, Sayles & Company, Incorporated, its General Partner

By
/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Latitude CLO I, Ltd.

By
/s/ Kirk Wallace
Name: Kirk Wallace
Title: Senior Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Latitude CLO II, Ltd.

By
/s/ Kirk Wallace
Name: Kirk Wallace
Title: Senior Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Latitude CLO III, Ltd.

By
/s/ Kirk Wallace
Name: Kirk Wallace
Title: Senior Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: The Mainstay Funds, on behalf of its High Yield Corporate Bond Fund Series

By: Mackay Shields LLC, its Investment Advisor

By
/s/ J. Matthew Philo
Name: J. Matthew Philo Title: Sr. Managing Director

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Four Corners CLO 2005-I, Ltd.

By
/s/ Adam Brown
Name: Adam Brown Title: Vice President

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Four Corners CLO III, Ltd.

By
/s/ Adam Brown
Name: Adam Brown Title: Vice President

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Illinois State Board of Investment

By: THL Credit Senior Loan Strategies LLC, as Investment Manager

By
/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn Title: Vice President

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Wind River CLO II- Tate Investors, Ltd.

By: THL Credit Senior Loan Strategies LLC, as Manager

By
/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn Title: Vice President

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Venture V CDO Limited

By: MJX Asset Management, LLC, its Investment Advisor

By
/s/ Martin E. Davey
Name: Martin E. Davey Title: Managing Director

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Venture VI CDO Limited

By: MJX Asset Management, LLC, its Investment Advisor

By
/s/ Martin E. Davey
Name: Martin E. Davey Title: Managing Director

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Venture VII CDO Limited

By: MJX Asset Management, LLC, its Investment Advisor

By
/s/ Martin E. Davey
Name: Martin E. Davey Title: Managing Director

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Venture X CLO, Limited

By: MJX Asset Management, LLC, its Investment Advisor

By
/s/ Martin E. Davey
Name: Martin E. Davey Title: Managing Director

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Venture IX CDO, Limited

By: MJX Asset Management, LLC, its Investment Advisor

By
/s/ Martin E. Davey
Name: Martin E. Davey Title: Managing Director

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Venture VIII CDO. Limited

By: MJX Asset Management, LLC, its Investment Advisor

By
/s/ Martin E. Davey
Name: Martin E. Davey Title: Managing Director

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Meridian Bank

By
/s/ James D. Nelsen
Name: James D. Nelsen Title: SVP

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: NACM CLO I

By
/s/ Joanna Willars
Name: Joanna Willars Title: VP, Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Oak Hill Credit Partners IV, Limited

By: Oak Hill CLO Management IV, LLC, as Investment Manager

By
/s/ Glenn R. August
Name: Glenn R. August Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Oak Hill Credit Partners V, Limited

By: Oak Hill Advisors, L.P., as Portfolio Manager

By
/s/ Glenn R. August
Name: Glenn R. August Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: OHA Credit Partners VI, Ltd.

By: Oak Hill Advisors, L.P., as its Portfolio Manager

By
/s/ Glenn R. August
Name: Glenn R. August Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: OHA Park Avenue CLO I, Ltd.

By: Oak Hill Advisors, L.P., as Investment Manager

By
/s/ Glenn R. August
Name: Glenn R. August Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: ACE Tempest Reinsurance Ltd.

By: Oaktree Capital Management, L.P., its Investment Manager

By
/s/ David Yee
Name: David Yee Title: Managing Director

For any Lender requiring a second signature line:

By
/s/ Desmund Shirazi
Name: Desmund Shirazi Title: Managing Director

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Arch Investment Holdings IV Ltd.

By: Oaktree Capital Management, L.P., its Investment Manager

By
/s/ David Yee
Name: David Yee Title: Senior Vice President

For any Lender requiring a second signature line:

By
/s/ Desmund Shirazi
Name: Desmund Shirazi Title: Managing Director

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Oaktree Enhanced Income Funding Series I, Ltd.

By: Oaktree Capital Management, L.P., its Investment Manager

By
/s/ David Yee
Name: David Yee Title: Senior Vice President

For any Lender requiring a second signature line:

By
/s/ Desmund Shirazi
Name: Desmund Shirazi Title: Managing Director

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Oaktree Senior Loan Fund, L.P.

By:	Oaktree Senior Loan Fund GP, L.P., its General Partner

Oaktree Fund GP IIA, LLC, its General Partner

Oaktree Fund GP II, L.P., its Managing Member

By
/s/ David Yee
Name: David Yee Title: Authorized Signatory

For any Lender requiring a second signature line:

By
/s/ Desmund Shirazi
Name: Desmund Shirazi Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: The Public Education Employee Retirement System of Missouri

By: Oaktree Capital Management, L.P., its Investment Manager

By
/s/ David Yee
Name: David Yee Title: Managing Director

For any Lender requiring a second signature line:

By
/s/ Desmund Shirazi
Name: Desmund Shirazi Title: Managing Director

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: The Public School Retirement System of Missouri

By: Oaktree Capital Management, L.P., its Investment Manager

By
/s/ David Yee
Name: David Yee Title: Managing Director

For any Lender requiring a second signature line:

By
/s/ Desmund Shirazi
Name: Desmund Shirazi Title: Managing Director

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: OCP CLO 2012-1, Ltd.

By: Onex Credit Partners, LLC, as Portfolio Manager

By
/s/ Paul Travers
Name: Paul Travers Title: Portfolio Manager

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: OZLM Funding, Ltd.

By: Och-Ziff Loan Management, L.P., its Portfolio Manager

By: Och-Ziff Loan Management, L.P., its General Partner

By
/s/ Joel Frank
Name: Joel Frank Title: CFO

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Tralee CDO I Ltd.

By: Par-Four Investment Management, LLC, as Collateral Manager

By
/s/ Joseph Matteo
Name: Joseph Matteo Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: PIMCO Funds: PIMCO Total Return Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor

By
/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong Title: Executive Vice President

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: PIMCO Funds: PIMCO Diversified Income Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By
/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong Title: Executive Vice President

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: PIMCO Funds: PIMCO Income Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor

By
/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong Title: Executive Vice President

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: PIMCO Cayman Bank Loan Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor

By
/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong Title: Executive Vice President

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: PIMCO Funds: Private Account Portfolio Series Senior Floating Rate Portfolio

By: Pacific Investment Management Company LLC, as its Investment Advisor

By
/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong Title: Executive Vice President

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: PIMCO Funds: PIMCO Senior Floating Rate Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor

By
/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong Title: Executive Vice President

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: PIMCO Funds: PIMCO Credit Absolute Return Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor

By
/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong Title: Executive Vice President

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Portola CLO, Ltd.

By: Pacific Investment Management Company LLC, as its Investment Advisor

By
/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong Title: Executive Vice President

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Fairway Loan Funding Company

By: Pacific Investment Management Company LLC, as its Investment Advisor

By
/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong Title: Executive Vice President

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Mayport CLO Ltd.

By: Pacific Investment Management Company LLC, as its Investment Advisor

By
/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong Title: Executive Vice President

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Virginia Retirement System

By: Pacific Investment Management Company LLC, as its Investment Advisor

By
/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong Title: Executive Vice President

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: PIMCO Funds Global Investors Series plc: Diversified Income Duration Hedged Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor

By
/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong Title: Executive Vice President

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Validus Reinsurance Ltd.

By: PineBridge Investments LLC, its Investment Manager

By
/s/ Steven Oh
Name: Steven Oh Title: Managing Director

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Arch Investment Holdings III Ltd.

By: PineBridge Investments LLC, its Collateral Manager

By
/s/ Steven Oh
Name: Steven Oh Title: Managing Director

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Fire and Police Pension Fund, San Antonio

By: PineBridge Investments LLC, its Investment Manager

By
/s/ Steven Oh
Name: Steven Oh Title: Managing Director

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Galaxy VI CLO, Ltd.

By: PineBridge Investments LLC, its Collateral Manager

By
/s/ Steven Oh
Name: Steven Oh Title: Managing Director

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Galaxy VII CLO, Ltd.

By: PineBridge Investments LLC, its Collateral Manager

By
/s/ Steven Oh
Name: Steven Oh Title: Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Galaxy VIII CLO, Ltd.

By: PineBridge Investments LLC, its Collateral Manager

By
/s/ Steven Oh
Name: Steven Oh Title: Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Galaxy X CLO, Ltd.

By: PineBridge Investments LLC, its Collateral Manager

By
/s/ Steven Oh
Name: Steven Oh Title: Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Galaxy XI CLO, Ltd.

By: PineBridge Investments LLC, its Collateral Manager

By
/s/ Steven Oh
Name: Steven Oh Title: Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: PineBridge Bank Loan Fund Ltd.

By: PineBridge Investments LLC, its Investment Manager

By
/s/ Steven Oh
Name: Steven Oh Title: Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Saturn CLO, Ltd.

By: PineBridge Investments LLC, its Collateral Manager

By
/s/ Steven Oh
Name: Steven Oh Title: Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Galaxy V CLO, Ltd.

By: PineBridge Investments LLC, its Collateral Manager

By
/s/ Steven Oh
Name: Steven Oh Title: Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust

By: PPM America, Inc., as Sub-Advisor

By
/s/ Chris Kappas
Name: Chris Kappas Title: Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: PPM Grayhawk CLO

By: PPM America, Inc., as Collateral Manager

By
/s/ Chris Kappas
Name: Chris Kappas Title: Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Virginia College Savings Plan

By: Prudential Investment Management, Inc., as Investment Advisor

By
/s/ Brian Juliano
Name: Brian Juliano Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Dryden XI- Leveraged Loan CDO 2006

By: Prudential Investment Management, Inc., as Collateral Manager

By
/s/ Brian Juliano
Name: Brian Juliano Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Dryden III- Leveraged Loan CDO 2005

By: Prudential Investment Management, Inc., as Collateral Manager

By
/s/ Brian Juliano
Name: Brian Juliano Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Dryden XXIII- Senior Loan Fund

By: Prudential Investment Management, Inc., as Portfolio Manager

By
/s/ Brian Juliano
Name: Brian Juliano Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Dryden XXII Senior Loan Fund

By: Prudential Investment Management, Inc., as Collateral Manager

By
/s/ Brian Juliano
Name: Brian Juliano Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Dryden XVI- Leveraged Loan CDO 2006

By: Prudential Investment Management, Inc., as Collateral Manager

By
/s/ Brian Juliano
Name: Brian Juliano Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Raymond James Bank, N.A.

By
/s/ Eric Stange
Name: Eric Stange Title: Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Chatham Light II CLO, Limited

By: Sankaty Advisors, LLC as Collateral Manager

By
/s/ Andrew S. Viens
Name: Andrew S. Viens Title: Sr. Vice President of Operations

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Nash Point CLO

By: Sankaty Advisors, LLC as Collateral Manager

By
/s/ Andrew S. Viens
Name: Andrew S. Viens Title: Sr. Vice President of Operations

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Race Point III CLO

By: Sankaty Advisors, LLC as Collateral Manager

By
/s/ Andrew S. Viens
Name: Andrew S. Viens Title: Sr. Vice President of Operations

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Race Point IV CLO, Ltd.

By: Sankaty Advisors, LLC as Collateral Manager

By
/s/ Andrew S. Viens
Name: Andrew S. Viens Title: Sr. Vice President of Operations

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 2 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Race Point V CLO, Limited

By: Sankaty Advisors, LLC as Asset Manager

By
/s/ Andrew S. Viens
Name: Andrew S. Viens Title: Sr. Vice President of Operations

For any Lender requiring a second signature line:

By

Name:
Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Race Point VI CLO, Ltd.

By: Sankaty Advisors, LLC as Asset Manager

By
/s/ Andrew S. Viens
Name: Andrew S. Viens Title: Sr. Vice President of Operations

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: GSC Investment Corp. CLO 2007, Ltd.

By: Saratoga Investment Corp., as Collateral Manager

By: Saratoga Investment Advisors, LLC, its Investment Advisor

By
/s/ Thomas V. Inglesby
Name: Thomas V. Inglesby Title: Managing Director

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Seaside National Bank & Trust

By
/s/ Thomas N. Grant
Name: Thomas N. Grant Title: CCO & SVP

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: BSA Commingled Endowment Fund, LP

By: Shenkman Capital Management, Inc., as Investment Manager

By
/s/ Richard H. Weinstein
Name: Richard H. Weinstein Title: Chief Operating Officer

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: BSA Retirement Plan for Employees

By: Shenkman Capital Management, Inc., as Investment Manager

By
/s/ Richard H. Weinstein
Name: Richard H. Weinstein Title: Chief Operating Officer

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Credos Floating Rate Fund, L.P.

By: Shenkman Capital Management, Inc., its General Partner

By
/s/ Richard H. Weinstein
Name: Richard H. Weinstein Title: Chief Operating Officer

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Teachers’ Retirement System of Louisiana (Shenkman- Bank Loan Account)

By: Shenkman Capital Management, Inc., as Investment Manager

By
/s/ Richard H. Weinstein
Name: Richard H. Weinstein Title: Chief Operating Officer

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Texas PrePaid Higher Education Tuition Board

By: Shenkman Capital Management, Inc., as Investment Advisor

By
/s/ Richard H. Weinstein
Name: Richard H. Weinstein Title: Chief Operating Officer

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Trustees of the University of Pennsylvania

By: Shenkman Capital Management, Inc., as Investment Manager

By
/s/ Richard H. Weinstein
Name: Richard H. Weinstein Title: Chief Operating Officer

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Westbrook CLO, Ltd.

By: Shenkman Capital Management, Inc., as Investment Manager

By
/s/ Richard H. Weinstein
Name: Richard H. Weinstein Title: Chief Operating Officer

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: WM Pool- Fixed Interest Trust No. 7

By: Shenkman Capital Management, Inc., as Investment Manager

By
/s/ Richard H. Weinstein
Name: Richard H. Weinstein Title: Chief Operating Officer

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: JHM II-Multi Sector Bond Fund

By
/s/ Adam Shapiro
Name: Adam Shapiro Title: General Counsel

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Libra Global Limited

By
/s/ Adam Shapiro
Name: Adam Shapiro Title: General Counsel

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: San Joaquin County Employees’ Retirement Association

By
/s/ Adam Shapiro
Name: Adam Shapiro Title: General Counsel

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Stone Harbor Global Funds PLC- Stone Harbor Leveraged Loan Portfolio

By
/s/ Adam Shapiro
Name: Adam Shapiro Title: General Counsel

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Grant Grove CLO, Ltd.

By: Tall Tree Investment Management, LLC as Collateral Manager

By
/s/ William D. Lenga
Name: William D. Lenga Title: Manager

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Muir Grove CLO, Ltd.

By: Tall Tree Investment Management, LLC as Collateral Manager

By
/s/ William D. Lenga
Name: William D. Lenga Title: Manager

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Founders Grove CLO, Ltd.

By: Tall Tree Investment Management, LLC as Collateral Manager

By
/s/ William D. Lenga
Name: William D. Lenga Title: Manager

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Evergreen CBNA Loan Funding LLC

By
/s/ Adam Kaiser
Name: Adam Kaiser Title: Attorney-in-Fact

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Cole Brook CBNA Loan Funding LLC

By
/s/ Adam Kaiser
Name: Adam Kaiser Title: Attorney-in-Fact

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Four Corners CLO II, Ltd.

By
/s/ Matthew Garvis
Name: Matthew Garvis Title: Vice President

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Malibu CBNA Loan Funding LLC

By
/s/ Adam Kaiser
Name: Adam Kaiser Title: Attorney-in-Fact

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Leverage Source III S.a.r.l.

By
/s/ Paul Plank
Name: Paul Plank Title: Director

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Silverado CLO 2006-1

By
/s/ Jennifer Vraney
Name: Jennifer Vraney Title: Manager

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: WFA High Yield Bond- 83292500

By
/s/ Jennifer Vraney
Name: Jennifer Vraney Title: Manager

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: WFA Multi-Sector Income Fund 2LK1

By
/s/ Jennifer Vraney
Name: Jennifer Vraney Title: Manager

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Wells Capital Management 13923601

By
/s/ Jennifer Vraney
Name: Jennifer Vraney Title: Manager

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Wells Capital Mgmt 18325402

By
/s/ Jennifer Vraney
Name: Jennifer Vraney Title: Manager

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Wells Capital Mgmt 18866500

By
/s/ Jennifer Vraney
Name: Jennifer Vraney Title: Manager

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Wells Capital Mgmt 23928601

By
/s/ Jennifer Vraney
Name: Jennifer Vraney Title: Manager

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Wells Capital Mgmt 23960800

By
/s/ Jennifer Vraney
Name: Jennifer Vraney Title: Manager

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Ocean Trails CLO I

By: West Gate Horizons Advisors LLC, as Investment Manager

By
/s/ Cheryl A. Wasilewski
Name: Cheryl A. Wasilewski Title: Senior Credit Analyst

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Ocean Trails CLO I I

By: West Gate Horizons Advisors LLC, as Collateral Manager

By
/s/ Cheryl A. Wasilewski
Name: Cheryl A. Wasilewski Title: Senior Credit Analyst

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: WG Horizons CLO I

By: West Gate Horizons Advisors LLC, as Manager

By
/s/ Cheryl A. Wasilewski
Name: Cheryl A. Wasilewski Title: Senior Credit Analyst

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: John Hancock Fund II Floating Rate Income Fund

By: Western Asset Management Company as Investment Manager and Agent

By
/s/ Joanne Dy
Name: Joanne Dy Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Mt. Wilson CLO II, Ltd.

By: Western Asset Management Company as Investment Manager and Agent

By
/s/ Joanne Dy
Name: Joanne Dy Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: Mt. Wilson CLO, Ltd.

By: Western Asset Management Company as Investment Manager and Agent

By
/s/ Joanne Dy
Name: Joanne Dy Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: VRS Bank Loan Portfolio

By: Western Asset Management Company as Investment Manager and Agent

By
/s/ Joanne Dy
Name: Joanne Dy Title: Authorized Signatory

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: WhiteHorse Capital Partners, L.P. – WhiteHorse IV Ltd.

By: WhiteHorse Capital Partners, L.P., as Investment Manager

By: WhiteRock Asset Advisors, LLC, as General Partner

By
/s/ Jay Carvell, CFA
Name: Jay Carvell, CFA Title: Portfolio Manager

For any Lender requiring a second signature line:

By

Name: Title:

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL

TERM LOAN ASSUMPTION AGREEMENT

Name of Lender: WhiteHorse Capital Partners, L.P. – WhiteHorse III Ltd.

By: WhiteHorse Capital Partners, L.P., as Investment Manager

By: WhiteRock Asset Advisors, LLC, as General Partner

By
/s/ Jay Carvell, CFA
Name: Jay Carvell, CFA Title: Portfolio Manager

For any Lender requiring a second signature line:

By

Name: Title:

SCHEDULE I

ADDITIONAL TRANCHE B-2 TERM LOANS

Additional Tranche B-2 Term Lender	Additional Tranche B-2 Term Loan Amount
Credit Suisse AG, Cayman Islands Branch	$150,000,000
TOTAL	$150,000,000